THE PRUDENTIAL SERIES FUND

PSF Small-Cap Value Portfolio

Supplement dated June 23, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for The Prudential Series Fund relating to the PSF Small-Cap Value Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

A.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby modified to reflect the following information pertaining to the Portfolio listed below, effective July 1, 2021:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
PSF Small-Cap Value Portfolio	PGIM Investments has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.97%
of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by PGIM Investments may be recouped by PGIM
Investments within the same fiscal year during which such
waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

43SAISUP1